UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2025

BLACK DIAMOND THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39200	81-4254660
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, 14th Floor

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 252-0848

(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BDTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 18, 2025, Black Diamond Therapeutics, Inc. (the “Company”) entered into a License Agreement (the “License Agreement”) with Servier Pharmaceuticals LLC (“Servier”). Under the terms of the License Agreement, the Company granted to Servier a worldwide license to develop and commercialize BDTX-4933, a small molecule designed by the Company to address unmet medical needs in RAF/RAS-mutant solid tumors.

Pursuant to the terms of the License Agreement, Servier will lead the development activities and the worldwide commercialization of BDTX-4933 across multiple indications, including non-small cell lung cancer, with potential applications in other solid tumors. Under the License Agreement, the Company will receive an upfront payment of $70.0 million and will be eligible to receive up to $710.0 million in development and commercial sales milestone payments, along with tiered royalties based on global net sales.

Unless earlier terminated, the term of the License Agreement continues until expiration of the last royalty term for the applicable product in the applicable country. The License Agreement is subject to customary termination provisions, including termination by a party for the other party’s uncured, material breach.

The License Agreement also includes customary representations and warranties, covenants and indemnification obligations.

The foregoing summary of the terms of the License Agreement is qualified in its entirety by reference to the full text of the License Agreement, a copy of which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending March 31, 2025.

Item 7.01. Regulation FD Disclosure.

On March 19, 2025, the Company issued a press release entitled “Servier and Black Diamond Therapeutics Announce Global Licensing Agreement for BDTX-4933, A Targeted Oncology Therapy” and posted an updated corporate presentation to its website at https://investors.blackdiamondtherapeutics.com/events-presentations. A copy of the press release and a copy of the corporate presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on the Form 8-K. Reference to the Company’s website is for inactive textual reference only and the content of the website should not be deemed incorporated by reference into this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release issued by Black Diamond Therapeutics, Inc., dated March 19, 2025.
99.2	Corporate Presentation of Black Diamond Therapeutics, Inc., dated March 19, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Diamond Therapeutics, Inc.

Date: March 19, 2025	By:	/s/ Brent Hatzis-Schoch
Brent Hatzis-Schoch
Chief Operating Officer and General Counsel